Exhibit 99.1

AirJoule Technologies Announces $15 Million Investment Anchored by GE Vernova

Companies to collaborate on waste heat to water project for industrial activities such as data centers, power generation, and advanced manufacturing

Ronan, MT, April 24, 2025 – AirJoule Technologies Corporation (NASDAQ: AIRJ) (“AirJoule Technologies” or the “Company”), today announced that it has entered into subscription agreements to issue approximately $15 million in common stock in a private placement to GE Vernova and other investors (the “PIPE”) to accelerate commercialization of the transformational AirJoule® system for separating pure water from air. This announcement follows the Company’s breakthrough performance of AirJoule®, which can separate water from air at less than 160 watt-hours per liter when utilizing low-grade waste heat available from most industrial operations.

GE Vernova Anchors $15 Million Equity Investment

GE Vernova, along with new and existing AIRJ investors, has agreed to purchase newly issued shares of the Company’s common stock for an aggregate purchase price of approximately $15 million. The PIPE is expected to close on April 25, 2025, subject to the satisfaction of customary closing conditions. GE Vernova’s participation in the PIPE follows its initial investment in AirJoule Technologies of $5 million made in March 2024 in connection with the formation of a 50/50 joint venture with AirJoule Technologies (the “AirJoule JV”).

The net proceeds from the $15 million PIPE will be used to accelerate the commercialization of the AirJoule® A1000TM units to meet strong customer interest. Each AirJoule® A1000TM unit is expected to produce 1,000 to 3,000 liters of pure water per day, with delivery to select customers for pilot deployments expected in 2025. Both GE Vernova’s investment into the Company, as well as the ongoing technical collaboration between the AirJoule JV and the GE Vernova Advanced Research Center to develop advanced sorbents, refine key components, and optimize system performance, highlight the teams’ dedication to commercializing the AirJoule® system.

Titan Partners Group, a division of American Capital Partners, is acting as lead placement agent for the PIPE, with Marathon Capital acting as co-placement agent.

AirJoule Technologies and GE Vernova Commence Strategic Project on Waste Heat to Water

As AirJoule Technologies recently announced, AirJoule® can utilize low-grade waste heat to produce pure distilled water with market-leading energetics of below 160 watt-hours per liter. This superior performance unlocks tremendous market opportunities for on-site distributed water production for industrial activities such as data centers, power generation, and advanced manufacturing.

To advance AirJoule®’s waste heat to water application, the Company and GE Vernova have agreed to explore the integration of AirJoule® technology into GE Vernova products with a focus on the utilization of low-grade waste heat to produce water. The project will examine AirJoule®’s capability to convert low-grade waste heat into pure distilled water with GE Vernova’s technology and product offerings and establish performance across a range of environmental conditions. If successful, the project could accelerate AirJoule® deployments at data centers and other industrial operations to improve energy efficiency and produce pure water on site.

AirJoule Technologies Chief Executive Officer, Matt Jore said, “We are thrilled by GE Vernova’s continued investment into AirJoule Technologies and their ongoing support to commercialize the AirJoule® technology through our joint venture. GE Vernova’s investment and commitment to the strategic waste heat to water project underscores their confidence in our shared vision and positions us to drive innovation while advancing commercialization of this transformational technology.”

AirJoule Technologies Chief Commercialization Officer, Bryan Barton said, “AirJoule®’s performance marks a step change in water harvesting efficiency and offers a solution to global water scarcity by allowing humanity to tap into water stored in the most reliable freshwater aquifer – the atmosphere. GE Vernova has been a great joint venture collaborator, and I look forward to working on the strategic waste heat to water project with the talented researchers at GE Vernova’s Advanced Research Center.”

Limor Spector, President of Ventures at GE Vernova, said “Our investment in AirJoule Technologies builds on a history of collaboration to advance cutting-edge projects. Together, the joint venture leverages our expertise in advanced sorbents and AirJoule Technologies’ proprietary system to solve fundamental global challenges at the nexus of energy and water.”

Disclaimers and Forward Looking Statements

The shares of common stock being issued and sold in the private placement have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements. AirJoule Technologies has agreed to file a registration statement to register the resale of the shares of common stock being sold in the private placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding AirJoule Technologies and its future financial and operational performance, as well as its strategy, future operations, estimated financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this press release, including any oral statements made in connection therewith, the words “could,” “may,” “will,” “should,” “anticipate,” “believe,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, AirJoule Technologies expressly disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements herein, to reflect events or circumstances after the date of this press release.

AirJoule Technologies cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond AirJoule Technologies’ control. These risks include, but are not limited to, our status as an early stage Company with limited operating history, which may make it difficult to evaluate the prospects for our future viability; our initial dependence on revenue generated from a single product; significant barriers we face to deploy our technology; the dependence of our commercialization strategy on our relationships with BASF, Carrier, GE Vernova, and other third parties history of losses, and the other risks and uncertainties described under the heading “Risk Factors” in our SEC filings including in our Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. AirJoule Technologies’ SEC Filings are available publicly on the SEC’s website at www.sec.gov, and readers are urged to carefully review and consider the various disclosures made in such filings.

About AirJoule Technologies Corporation

AirJoule Technologies Corporation (NASDAQ: AIRJ) (formerly Montana Technologies Corporation) is the developer of AirJoule®, an atmospheric water harvesting technology that provides efficient and sustainable air dehumidification and pure water from air. Designed to reduce energy consumption and generate material cost efficiencies, AirJoule® is being commercialized through a joint venture with GE Vernova and through partnerships with Carrier Global Corporation and BASF. For more information, visit https://airjouletech.com.

Contacts

Tom Divine – Vice President, Investor Relations and Finance

investors@airjouletech.com

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